UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):
February 22, 2007 (January 5, 2007)
PEROT SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22495	75-2230700

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 West Plano Parkway
Plano, Texas 75075
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code:
(972) 577-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
          On January 5, 2007, Perot Systems Corporation (the “Company”) entered into the Information Technology Services Agreement (the “Agreement”) dated as of January 1, 2007, by and between the Company and Hillwood Enterprises, L.P., a Texas limited partnership (“Hillwood”). Under the Agreement, the Company will continue to provide information technology services for Hillwood, which is controlled and partially owned by Ross Perot, Jr., Chairman of the Board of the Company. The term of the Agreement is 10 years. Generally, the Company charges Hillwood the cost of services rendered plus 23%. The transaction was approved by the Company’s Audit Committee.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2007	PEROT SYSTEMS CORPORATION
	By:	/s/ Rex C. Mills
Rex C. Mills, Assistant Secretary